UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): July 2, 2009

PRO-FAC COOPERATIVE, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

0-20539	16-6036816
(Commission File Number)	(IRS Employer Identification No.)

590 WillowBrook Office Park, Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

(585) 218-4210
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7– Regulation FD

Item 7.01.           Regulation FD Disclosure.

On July 2, 2009, Pro-Fac Cooperative, Inc. issued a press release announcing that it has declared a dividend of $0.20 per share on its Class A cumulative preferred stock payable on July 31, 2009, to shareholders of record on July 15, 2009.

Pro-Fac’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01           Financial Statements and Exhibits.

          (d) Exhibits

The following Exhibits are filed with this Current Report:

Exhibit	Description

99.1	Press release, dated July 2, 2009, announcing declaration of dividend.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2009	PRO-FAC COOPERATIVE, INC.

By: /s/ Stephen R. Wright
Stephen R. Wright,
Chief Executive Officer, Chief Financial Officer,
General Manager and Secretary
(Principal Executive Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated July 2, 2009, announcing declaration of dividend.

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